UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 4, 2014, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), a subsidiary of Ameren Corporation (“Ameren”), issued and sold $350,000,000 principal amount of its 3.50% Senior Secured Notes due 2024 (the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-182258-02), which became effective on June 21, 2012, and a Prospectus Supplement dated April 1, 2014 to a Prospectus dated June 21, 2012. Ameren Missouri received net offering proceeds of approximately $347.6 million, before expenses, upon the closing of the transaction. Ameren Missouri intends to use the net offering proceeds to (i) repay at maturity $104 million aggregate principal amount of its 5.50% senior secured notes due May 15, 2014 and (ii) to repay a portion of its short-term debt (consisting of commercial paper issuances).

Ameren Missouri is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with the offering of the Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1	Underwriting Agreement, dated April 1, 2014, between Ameren Missouri and the several underwriters named therein, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc. are acting as representatives.

4.1*	Indenture dated as of August 15, 2002, from Ameren Missouri to The Bank of New York Mellon, as trustee, relating to the Notes (Current Report on Form 8-K, Exhibit 4.1, File No. 1-2967).

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.4*	Indenture of Mortgage and Deed of Trust dated June 15, 1937, from Ameren Missouri to The Bank of New York Mellon, as trustee, as amended May 1, 1941, and Second Supplemental Indenture dated May 1, 1941 (Exhibit B-1, File No. 2-4940).

4.5	Supplemental Indenture, dated as of April 1, 2014, by and between Ameren Missouri and The Bank of New York Mellon, as trustee, relating to the First Mortgage Bonds, Senior Notes Series PP securing the Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren Missouri, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Ryan J. Martin
Name:	Ryan J. Martin
Title:	Assistant Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Ryan J. Martin
Name:	Ryan J. Martin
Title:	Assistant Vice President and Treasurer

Date: April 4, 2014

Exhibit Index

Exhibit Number	Title

1	Underwriting Agreement, dated April 1, 2014, between Ameren Missouri and the several underwriters named therein, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc. are acting as representatives.

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.5	Supplemental Indenture, dated as of April 1, 2014, by and between Ameren Missouri and The Bank of New York Mellon, as trustee, relating to the First Mortgage Bonds, Senior Notes Series PP securing the Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren Missouri, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).